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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 6, 2006

                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-18349                  11-3686984
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      (State or other                 (Commission               (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)


                10 West Forest Avenue
                Englewood, New Jersey                            07631
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number including area code: (201) 569-1188
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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      On June 7, 2006, the Board of Directors (the "Board") of Medical Nutrition
USA, Inc. (the "Company") approved amendments to the Company's 2003 Omnibus Equity Incentive Plan (the "Plan") to increase the number of shares of common stock subject to the automatic non-qualified stock option granted to each outside director on the date they first join the Board pursuant to Section 7.1 of the Plan to 15,000 common shares, to increase the number of shares of common stock subject to the automatic non-qualified stock option granted annually to continuing outside directors pursuant to Section 7.2 of the Plan to 15,000 common shares, and to increase the number of shares of common stock subject to the automatic non-qualified stock option granted annually to each chairman of a Board committee pursuant to Section 7.2 of the Plan to 5,000 common shares. The Board also approved the restatement of the Plan to effect these changes. On July 6, 2006 the Company executed the Amended and Restated 2003 Omnibus Equity Incentive Plan, which includes the revisions set forth above (the "Amended and Restated Plan"). No other provision of the Plan was changed. The Amended and Restated Plan is included as an exhibit to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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(c)   Exhibits:
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      The following exhibit is being furnished herewith:

      10.1 Medical Nutrition USA, Inc. Amended and Restated 2003 Omnibus Equity Incentive Plan, dated as of July 6, 2006.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEDICAL NUTRITION USA, INC.


July 6, 2006                            By: /s/ MYRA GANS
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                                            Myra Gans
                                            Executive Vice President
                                             and Secretary

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                                  Exhibit Index
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Exhibit No.     Description
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10.1            Medical Nutrition USA, Inc. Amended and Restated 2003 Omnibus
                Equity Incentive Plan, dated as of July 6, 2006.

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